UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 31, 2024

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2024, the Board of Directors (the “Board”) of The Chemours Company (the “Company”) appointed Shane Hostetter as Chief Financial Officer, effective as of July 1, 2024. Mr. Hostetter also will serve as the Company’s principal accounting officer. Mr. Hostetter succeeds Matthew Abbott, who has served as the Interim Chief Financial Officer (principal financial and accounting officer) since February 28, 2024. Mr. Abbott will continue serving as the Company’s Senior Vice President & Chief Enterprise Transformation Officer, with responsibility for Enterprise Capital Projects and Engineering Technology, Information Technology, Cyber Security, Digital and Data Analytics, and Procurement.

Mr. Hostetter, age 43, has served as Executive Vice President, Chief Financial Officer of Quaker Chemical Corporation (“Quaker Houghton”) since March 2023, and also served as Chief Accounting Officer from October 2023 to January 2024. Mr. Hostetter previously served as Quaker Houghton’s Senior Vice President, Chief Financial Officer from April 2021 through February 2023. Prior to that role, he served as Vice President, Finance and Chief Accounting Officer from August 2019 until April 2021, and Global Controller and Principal Accounting Officer from September 2014 until July 2019.

In connection with his appointment to Chief Financial Officer, Mr. Hostetter will receive an annual base salary of $600,000, a signing bonus of $50,000, a target annual bonus opportunity of 75% of his annual base salary and a target long-term incentive (“LTI”) award opportunity of $1,000,000. In addition, in respect of his service as Chief Financial Officer for the remainder of 2024, Mr. Hostetter will receive a one-time grant of time-vesting restricted stock units (“RSUs”) having an aggregate grant date value of $500,000, representing a prorated 2024 LTI award. The RSUs will vest one-third per year over a three-year period.

There are no arrangements or understandings between Mr. Hostetter and any other persons in connection with his appointment. Mr. Hostetter does not have any family relationships with any executive officer or director of the Company, and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company on June 5, 2024, announcing the appointment of Mr. Hostetter as Chief Financial Officer is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

99.1 Press Release, dated as of June 5, 2024

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Matthew S. Abbott
Matthew S. Abbott
Interim Chief Financial Officer
Date:	June 5, 2024